                            Exhibit 10.34

SECOND AMENDMENT

TO THE

TUESDAY MORNING CORPORATION

2014 LONG-TERM INCENTIVE PLAN

This SECOND AMENDMENT TO THE TUESDAY MORNING CORPORATION 2014 LONG-TERM INCENTIVE PLAN (this “Amendment”), dated as of August 22, 2017 is made and entered into by Tuesday Morning Corporation, a Delaware corporation (the “Company”).  Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Tuesday Morning Corporation 2014 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time; and

WHEREAS, the Board desires to amend the Plan to modify the minimum vesting provisions that apply to Tenure Awards for Outside Directors.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1.Section 16.4 of the Plan is hereby amended by deleting subsection (c), and substituting in lieu thereof the following new subsections (c) and (d):

(c)All Full Value Awards granted by the Committee to Employees or Contractors that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

(d)All Full Value Awards granted by the Committee to Outside Directors that constitute Tenure Awards must vest no earlier than one (1) year after the Date of Grant.

2.Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

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Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

TUESDAY MORNING CORPORATION

By:/s/ Steven R. Becker

Name:Steven R. Becker

Title:	Chief Executive Officer

Signature Page to the Second Amendment to the

Tuesday Morning Corporation 2014 Long-Term Incentive Plan